UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05550

The Alger Portfolios
Alger Mid Cap Growth Portfolio

 (Exact name of registrant as specified in charter)

100 Pearl Street New York, New York 10004
(Address of principal executive offices)    (Zip code)

Mr. Hal Liebes

Fred Alger Management, LLC

100 Pearl Street

New York, New York 10004
(Name and address of agent for service)

Registrant's telephone number, including area code: 212-806-8800

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to Stockholders of any report to be transmitted to Stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C.  § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ALGER

THE ALGER PORTFOLIOS

Alger Mid Cap Growth Portfolio

ANNUAL REPORT

DECEMBER 31, 2023

Table of Contents

ALGER MID CAP GROWTH PORTFOLIO

Shareholders’ Letter (Unaudited)	December 31, 2023

Dear Shareholders,

“Information is the resolution of uncertainty.” – Claude Shannon

At Alger, we integrate our focus on change and the uncertainty that it brings with a deep commitment to fundamental bottom-up research. In the realm of investing, where uncertainty and change are constant companions, we recognize the significance of making well-informed decisions on corporate fundamentals—such as sales, earnings, and cash flow—to seek alpha generation and long-term wealth creation. Our approach is centered on diligently gathering and analyzing information to identify companies not only with a strong potential for sustained earnings growth over the long-term, but also those adept at navigating and capitalizing on market disruption. By focusing on businesses poised to gain market share and compound their earnings growth—decisions we hope are made clearer through our deep commitment to resolving investment uncertainties with solid information— we aim to construct portfolios that are resilient in various economic scenarios, including periods of significant change. This approach is not just about avoiding risk; it is about actively seeking out opportunities where information aligns with a potential for growth amidst change. Ultimately, our goal is to enhance long-term value for our shareholders, guided by the beacon of well-resolved information in a sea of market uncertainties and ever-evolving change.

Reflecting on the fiscal year ended December 31, 2023, the narrative of the market was one of resilience and recovery, with the S&P 500 Index finishing up 26.29%. Following a turbulent 2022, in which higher interest rates dampened equity valuations, investor sentiment turned positive in 2023, driven by easing inflation, stabilizing corporate earnings, and the increasing likelihood of a soft landing (i.e., an economic slowdown without a recession). Further, a surge of enthusiasm around Artificial Intelligence ("AI") contributed to outsized returns for certain of the largest companies within the Information Technology and Communication Services sectors. Not all sectors shared in this rally, as the Energy and Utilities sectors underperformed the S&P 500 Index. As for interest rates, the yield on U.S. 10-year note started the year at 3.88%, peaked at 4.99% in mid-October, and then fell 111 basis points back to 3.88%, ending the year precisely where it began.

During the first quarter of 2023, we saw a reversal in the bearish sentiment that had marked much of the previous year. In February, the Federal Reserve (the “Fed”) slowed down its rate hikes to 25 basis point increments, a reduction from the 50 basis point hike in December 2022. In March, concerns around bank funding and liquidity emerged following the collapse of two regional banks, leading to significant deposit outflows across many regional banks. The Fed, U.S. Treasury, and Federal Deposit Insurance Corporation (FDIC) took steps to alleviate market concerns, including announcing an emergency liquidity program, guaranteeing uninsured deposits, and allowing some bank mergers and acquisitions.

Transitioning into the second quarter of 2023, U.S. economic data released in June reinforced the soft landing narrative with signs of (1) disinflation, as evidenced by the May Consumer Price Index (“CPI”) report coming in softer than expected with headline CPI posting the lowest annual increase in more than two years, (2) resilient labor markets, as May payrolls beat estimates for a 14th straight month, and (3) a stronger housing market, with builder confidence at the highest in nearly a year, housing starts at the highest in over a year, and multi-unit starts at the highest in nearly four decades.

Despite the strong rally in the first-half of 2023, U.S. equities fell during the third quarter. While investors initially embraced a continuation of prevailing narratives around AI and expectations of a soft landing in July, mounting concerns surrounding aggressive Fed policy and a sharp rise in interest rates led to declining equity prices in August and September. Moreover, the resumption of student loan payments, diminished savings from the pandemic, and higher energy prices reignited worries that a decline in U.S. consumer spending could lead to the possibility of an upcoming recession. Rising interest rates were seen as one of the largest headwinds to risk assets during the third quarter, as the yield on the U.S. 10-year note increased by 76 basis points to 4.57% and the yield on the two-year note increased nearly 20 basis points to 5.04%. While the rate of inflation decelerated meaningfully year-over- year, the monthly CPI readings for July and August rose 0.2% and 0.6%, respectively. That said, the rise in interest rates was driven more by real yields (i.e., nominal yields excluding inflation), as opposed to rising inflation expectations during the third quarter.

In the final quarter of 2023, U.S. equities experienced a strong rally, driven in large part by considerable easing in financial conditions. This shift was primarily driven by Fed officials’ acknowledgment in October that the tightening financial measures implemented throughout 2023 had reduced the need for further rate hikes. Moreover, disinflation remained a high- profile market theme throughout the quarter, as the October Core CPI report came in below consensus estimates. Further, the October Core Personal Consumption Expenditure Price Index, the Fed’s preferred inflation measure, also fell to its lowest level since March 2021. In late November, Fed Governor Christopher Waller said continued disinflation over the next several months could lead to rate cuts in 2024. The December Federal Open Market Committee (FOMC) meeting reinforced this dovish stance, as the median 2024 Fed Funds rate projection implied 75 basis points worth of easing. Additionally, consumer resilience, strong third quarter corporate earnings and an anticipated rebound in earnings growth in 2024 were other contributors to the fourth quarter market rally.

Among non-U.S. equities, developed markets saw strong performance during the fiscal twelve-month period ended December 31, 2023. Notable strength was driven by Europe avoiding an energy crisis due to a mild winter, and Japan’s economy being bolstered by well-received corporate reforms to improve governance. As such, the MSCI ACWI ex- USA rose 16.21% during the fiscal twelve-month period ended December 31, 2023, with the Information Technology and Industrials sectors showing strong results, while the Real Estate and Consumer Staples sectors saw weaker performance. Within Emerging Markets, technology focused countries like Taiwan and Korea, performed strongly as evidence of a cyclical recovery in the semiconductor industry. Moreover, India benefited from strong household consumption, moderating inflation, and increased foreign investment, as we believe the country continues to show strong structural growth from increased government spending and a growing middle class. However, there was notable weakness in China as the country faced challenges in their property sector, and weaker-than-expected economic recovery data weighed on investor sentiment throughout 2023. As such, the MSCI Emerging Markets Index was up 10.27% during the fiscal twelve-month period ended December 31, 2023. Strong performance within the Energy and Information Technology sectors was partially offset by relative weakness in the Real Estate and Consumer Discretionary sectors.

Going Forward

We continue to believe that an unprecedented level of innovation is creating compelling investment opportunities – corporations are digitizing their operations, cloud computing growth continues to support future innovation, and artificial intelligence, which, in our view, is at an inflection point, potentially enabling significant increases in productivity. In the Health Care sector, we believe that advances in surgical technologies and innovations within biotechnology offer attractive opportunities ahead. As such, we intend to continue to focus on conducting in-depth fundamental research as we seek leaders of innovation. We believe this strategy embodies Claude Shannon’s insight, obtaining information to make well- informed decisions that help our shareholders achieve their long-term investment goals.

Separately, 2024 marks Alger’s 60th anniversary in our pursuit of growth investing. Over the past six decades, we have seen much change, including change itself. We believe accelerating change is one of the key reasons why growth stocks have outperformed value investing over the past 20 years. As innovations in areas like artificial intelligence, genomics, and surgical technologies evolve, we see a bright future for our style of growth investing.

Portfolio Matters

Alger Mid Cap Growth Portfolio

The Alger Mid Cap Growth Portfolio returned 23.17% for the fiscal twelve-month ended December 31, 2023, compared to the 25.87% return of the Russell Midcap Growth Index. During the reporting period, the largest sector weightings were Information Technology and Industrials. The largest sector overweight was Real Estate and the largest sector underweight was Consumer Discretionary.

Contributors to Performance

The Materials and Real Estate sectors provided the largest contributions to relative performance. Regarding individual positions, Constellation Software Inc.; Cadence Design Systems, Inc.; Chipotle Mexican Grill, Inc.; TransDigm Group Inc.; and Palo Alto Networks, Inc. were among the top contributors to absolute performance.

Palo Alto Corporation is a leading network security vendor that specializes in multi- function “next-generation” firewall appliances which streamline protection by replacing multiple point solutions with a single, comprehensive application. The company has also expanded into cloud security through its Prisma Cloud offering, software-defined wide-area networking (SD-WAN) via Prisma SD-WAN, and secure web gateway (SWG) with Prisma Access. As a pioneer in application control technology, the company enables firewalls to implement selective usage policies for applications, rather than blocking them entirely. During the period, shares contributed to performance as the company reported better-than- expected operating results, as revenues and total billings beat analyst estimates. Management also raised fiscal 2023 guidance on total billings and free cash flow margin, underscoring its commitment to profitability and margin expansion. Separately, we believe that the surge in enthusiasm around AI helped propel shares higher. In our view, as AI and data become more important, the security needed to protect these technologies could continue to grow in importance.

Detractors from Performance

The Industrials and Financials sectors were the largest detractors from relative performance. Regarding individual positions, Insulet Corp; Paycom Software, Inc.; First Republic Bank; TransUnion; and WillScot Mobile Mini Holdings Corp. were among the top detractors from absolute performance.

Insulet is a medical device company focused on commercializing its Omnipod portfolio of insulin delivery devices. The company’s Omnipod device is a tubeless insulin pump that is in the shape of a pod – this device is directly attached to a patient’s body. The key differentiator between Insulet’s insulin delivery devices and those of competitors is the tubeless feature – this enables a more discrete administration of insulin. Insulet’s Omnipod portfolio includes three key product lines: Classic Omnipod, Omnipod DASH, and Omnipod 5. The Omnipod technology is also used as a subcutaneous drug delivery system to deliver certain therapeutics. During the period, shares detracted from performance as investors became concerned about the long-term impact of GLP-1 drugs, a newer class of drugs that are highly effective in treating diabetes and obesity.

Thank you for putting your trust in Alger.

Sincerely,

Daniel C. Chung, CFA

Chief Executive Officer, Chief Investment Officer

Fred Alger Management, LLC

Investors cannot invest directly in an index. Index performance does not reflect the deduction for fees, expenses, or taxes.

This report and the financial statements contained herein are submitted for the general information of shareholders of the Alger Mid Cap Growth Portfolio. This report is not authorized for distribution to prospective investors in the Portfolio unless preceded or accompanied by an effective prospectus for the Portfolio. Returns include reinvestment of dividends and distributions.

The performance data quoted in these materials represent past performance, which is not an indication or guarantee of future results.

Standard performance results can be found on the following pages. The investment return and principal value of an investment in the Portfolio will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance data current to the most recent month-end, visit us at www.alger.com, or call us at (800) 992-3863.

The views and opinions of the Portfolio’s management in this report are as of the date of the Shareholders’ Letter and are subject to change at any time subsequent to this date. There is no guarantee that any of the assumptions that formed the basis for the opinions stated herein are accurate or that they will materialize. Moreover, the information forming the basis for such assumptions is from sources believed to be reliable; however, there is no guarantee that such information is accurate. Any securities mentioned, whether owned in the Portfolio or otherwise, are considered in the context of the construction of an overall portfolio of securities and therefore reference to them should not be construed as a recommendation or offer to purchase or sell any such security. Inclusion of such securities in the Portfolio and transactions in such securities, if any, may be for a variety of reasons, including without limitation, in response to cash flows, inclusion in a benchmark, and risk control. The reference to a specific security should also be understood in such context and not viewed as a statement that the security is a significant holding in the Portfolio. Please refer to the Schedule of Investments for the Portfolio, which is included in this report, for a complete list of Portfolio holdings as of December 31, 2023. Securities mentioned in the Shareholders’ Letter, if not found in the Schedule of Investments, may have been held by the Portfolio during the twelve-month fiscal period.

Risk Disclosures

Investing in the stock market involves risks, including the potential loss of principal. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Portfolio may hold a large cash position, which may underperform relative to equity securities.

For a more detailed discussion of the risks associated with the Portfolio, please see the Portfolio’s prospectus.

Before investing, carefully consider the Portfolio’s investment objective, risks, charges, and expenses. For a prospectus containing this and other information about The Alger Portfolios, call us at (800) 992-3863 or visit us at www.alger.com. Read the prospectus and summary prospectus carefully before investing.

Fred Alger & Company, LLC, Distributor.

NOT FDIC INSURED. NOT BANK GUARANTEED. MAY LOSE VALUE.

Definitions:

•	Earnings per share (EPS) is calculated as a company’s profit divided by the outstanding shares of its common stock.

•	Free cash flow is the cash a company generates after taking into consideration cash outflows that support its operations and maintain its capital assets.

•	The Consumer Price Index (CPI) measures the monthly change in prices paid by U.S. consumers. The Bureau of Labor Statistics (BLS) calculates the CPI as a weighted average of prices for a basket of goods and services representative of aggregate U.S. consumer spending.

•	The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across Developed Markets (DM) and Emerging Markets (EM) countries. The MSCI ACWI Index performance does not reflect deductions for fees or expenses.

•	The MSCI EAFE Index is designed to represent the performance of large and mid-cap securities across developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

•	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

•	The Russell 1000 Index measures the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 represents approximately 93% of the Russell 3000 Index, as of the most recent reconstitution. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are included.

•	The Russell 3000 Index measures the performance of the largest 3,000 US companies representing approximately 96% of the investable US equity market, as of the most recent reconstitution. The Russell 3000 Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

•	The Russell Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell Midcap Growth Index is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market. Russell Midcap Growth Index performance does not reflect deductions for fees or expenses.

•	The Russell Midcap Index measures the performance of the mid-cap segment of the US equity universe. The Russell Midcap Index is a subset of the Russell 1000 Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap Index represents approximately 27% of the total market capitalization of the Russell 1000 companies, as of the most recent reconstitution. The Russell Midcap Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true midcap opportunity set.

•	The S&P 500 Index tracks the performance of 500 large companies listed on stock exchanges in the U.S.

ALGER MID CAP GROWTH PORTFOLIO

Fund Highlights Through December 31, 2023 (Unaudited)

The chart above illustrates the change in value of a hypothetical $10,000 investment made in Alger Mid Cap Growth Portfolio Class I-2 shares and the Russell Midcap Growth Index (an unmanaged index of common stocks) for the ten years ended December 31, 2023. Figures for each of the Alger Mid Cap Growth Portfolio Class I-2 shares and the Russell Midcap Growth Index include reinvestment of dividends. Figures for the Alger Mid Cap Growth Portfolio Class I-2 shares also include reinvestment of capital gains. Investors cannot invest directly in any index. Index performance does not reflect deduction for fees, expenses, or taxes.

ALGER MID CAP GROWTH PORTFOLIO

Fund Highlights Through December 31, 2023 (Unaudited) (Continued)

PERFORMANCE COMPARISON AS OF 12/31/23

AVERAGE ANNUAL TOTAL RETURNS

	1 YEAR	5 YEARS	10 YEARS
Class I-2	23.17%	11.96%	8.54%
Russell Midcap Growth Index	25.87%	13.81%	10.57%

The performance data quoted represents past performance, which is not an indication or a guarantee of future results. Investment return and principal will fluctuate and the Portfolio’s shares, when redeemed, may be worth more or less than their original cost. Effective after the close of business on June 3, 2022, Class S shares of the Alger Mid Cap Growth Portfolio were converted into Class I-2 shares with the same relative aggregate net asset value as the Class S shares held immediately prior to the conversion. Current performance may be higher or lower than the performance quoted. For performance current to the most recent quarter end, visit us at www.alger.com or call us at (800) 992-3863.

Returns indicated assume reinvestment of all distributions, no transaction costs or taxes, and are net of management fees and fund operating expenses only. Total return does not include deductions at the Portfolio or contract level for the cost of the insurance charges, premium load, administrative charges, mortality and expense risk charges or other charges that may be incurred under the variable annuity contract, variable life insurance plan or retirement plan for which the Portfolio serves as an underlying investment vehicle. If these charges were deducted, the total return figures would be lower. Please refer to the variable insurance product or retirement plan disclosure documents for any additional applicable expenses. Investing in the stock market involves gains and losses and may not be suitable for all investors.

PORTFOLIO SUMMARY†

December 31, 2023 (Unaudited)

Alger Mid Cap Growth
SECTORS	Portfolio
Communication Services	6.1%
Consumer Discretionary	11.3
Consumer Staples	1.1
Energy	2.6
Exchange Traded Funds	3.2
Financials	7.9
Healthcare	16.5
Industrials	16.4
Information Technology	27.2
Materials	1.8
Real Estate	5.0
Total Equity Securities	99.1
Short-Term Investments and Net Other Assets	0.9
100.0%

†	Based on net assets of the Portfolio.

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2023

COMMON STOCKS—94.9%	SHARES	VALUE
ADVERTISING—1.9%
The Trade Desk, Inc., Cl. A*	36,002	$2,590,704
AEROSPACE & DEFENSE—4.4%
HEICO Corp.	20,339	3,638,037
TransDigm Group, Inc.	2,171	2,196,184
		5,834,221
APPLICATION SOFTWARE—13.3%
Cadence Design Systems, Inc.*	11,633	3,168,480
Clearwater Analytics Holdings, Inc., Cl. A*	16,341	327,310
Constellation Software, Inc.	1,544	3,827,692
Datadog, Inc., Cl. A*	19,929	2,418,982
Guidewire Software, Inc.*	21,588	2,353,956
Manhattan Associates, Inc.*	9,148	1,969,747
Procore Technologies, Inc.*	21,308	1,474,940
The Descartes Systems Group, Inc.*	27,357	2,298,260
		17,839,367
ASSET MANAGEMENT & CUSTODY BANKS—2.3%
Ares Management Corp., Cl. A	26,299	3,127,477
AUTOMOTIVE PARTS & EQUIPMENT—0.5%
Mobileye Global, Inc., Cl. A*	16,047	695,156
AUTOMOTIVE RETAIL—1.3%
AutoZone, Inc.*	678	1,753,044
BIOTECHNOLOGY—3.1%
Natera, Inc.*	49,938	3,128,116
Vaxcyte, Inc.*	16,681	1,047,567
		4,175,683
BUILDING PRODUCTS—0.7%
Trex Co., Inc.*	10,514	870,454
CARGO GROUND TRANSPORTATION—2.2%
Old Dominion Freight Line, Inc.	7,136	2,892,435
CONSTRUCTION & ENGINEERING—0.4%
WillScot Mobile Mini Holdings Corp.*	11,203	498,534
CONSTRUCTION MACHINERY & HEAVY TRANSPORTATION EQUIPMENT—1.7%
Wabtec Corp.	18,069	2,292,956
CONSTRUCTION MATERIALS—1.8%
Martin Marietta Materials, Inc.	4,961	2,475,093
CONSUMER STAPLES MERCHANDISE RETAIL—0.3%
BJ's Wholesale Club Holdings, Inc.*	5,201	346,699
ELECTRICAL COMPONENTS & EQUIPMENT—2.2%
Vertiv Holdings Co., Cl. A	61,616	2,959,416
ELECTRONIC COMPONENTS—2.4%
Amphenol Corp., Cl. A	32,948	3,266,135
ELECTRONIC EQUIPMENT & INSTRUMENTS—1.2%
Novanta, Inc.*	9,477	1,596,022
ENVIRONMENTAL & FACILITIES SERVICES—2.9%
GFL Environmental, Inc.	111,920	3,862,359

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2023 (Continued)

COMMON STOCKS—94.9% (CONT.)	SHARES	VALUE
FINANCIAL EXCHANGES & DATA—2.6%
MarketAxess Holdings, Inc.	2,663	$779,859
MSCI, Inc., Cl. A	4,809	2,720,211
		3,500,070
HEALTHCARE EQUIPMENT—4.9%
Dexcom, Inc.*	18,426	2,286,482
IDEXX Laboratories, Inc.*	6,231	3,458,516
Insulet Corp.*	3,913	849,043
		6,594,041
HEALTHCARE FACILITIES—0.9%
Acadia Healthcare Co., Inc.*	15,525	1,207,224
HEALTHCARE TECHNOLOGY—1.7%
Veeva Systems, Inc., Cl. A*	11,509	2,215,713
HOME IMPROVEMENT RETAIL—1.1%
Floor & Decor Holdings, Inc., Cl. A*	13,002	1,450,503
HOMEBUILDING—1.2%
NVR, Inc.*	227	1,589,102
HOMEFURNISHING RETAIL—0.2%
Wayfair, Inc., Cl. A*	4,888	301,590
HOTELS RESORTS & CRUISE LINES—2.0%
Hilton Worldwide Holdings, Inc.	14,911	2,715,144
HUMAN RESOURCE & EMPLOYMENT SERVICES—1.0%
Paycom Software, Inc.	1,787	369,408
Paylocity Holding Corp.*	5,549	914,753
		1,284,161
INSURANCE BROKERS—1.2%
Ryan Specialty Holdings, Inc., Cl. A*	37,774	1,625,037
INTERACTIVE MEDIA & SERVICES—2.2%
Pinterest, Inc., Cl. A*	78,654	2,913,344
INTERNET SERVICES & INFRASTRUCTURE—1.8%
MongoDB, Inc., Cl. A*	5,897	2,410,988
IT CONSULTING & OTHER SERVICES—2.5%
Globant SA*	13,847	3,295,309
LIFE SCIENCES TOOLS & SERVICES—5.6%
Mettler-Toledo International, Inc.*	1,075	1,303,932
Repligen Corp.*	17,859	3,211,048
West Pharmaceutical Services, Inc.	8,653	3,046,895
		7,561,875
MOVIES & ENTERTAINMENT—2.0%
Liberty Media Corp. Series C Liberty Formula One*	10,318	651,375
Spotify Technology SA*	10,458	1,965,163
		2,616,538
OIL & GAS EXPLORATION & PRODUCTION—2.6%
Diamondback Energy, Inc.	22,733	3,525,434
OTHER SPECIALTY RETAIL—1.1%
Five Below, Inc.*	6,707	1,429,664

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2023 (Continued)

COMMON STOCKS—94.9% (CONT.)	SHARES	VALUE
PROPERTY & CASUALTY INSURANCE—1.7%
Intact Financial Corp.	14,719	$2,264,274
REAL ESTATE SERVICES—5.0%
CoStar Group, Inc.*	29,687	2,594,347
FirstService Corp.	25,224	4,088,558
		6,682,905
RESEARCH & CONSULTING SERVICES—1.1%
TransUnion	10,306	708,125
Verisk Analytics, Inc., Cl. A	3,346	799,226
		1,507,351
RESTAURANTS—3.9%
Chipotle Mexican Grill, Inc., Cl. A*	1,089	2,490,499
Domino's Pizza, Inc.	6,717	2,768,949
		5,259,448
SEMICONDUCTORS—5.2%
Lattice Semiconductor Corp.*	25,591	1,765,523
Marvell Technology, Inc.	48,065	2,898,800
ON Semiconductor Corp.*	27,121	2,265,417
		6,929,740
SOFT DRINKS & NON-ALCOHOLIC BEVERAGES—0.8%
Celsius Holdings, Inc.*	20,014	1,091,163
TOTAL COMMON STOCKS
(Cost $103,320,816)		127,046,373
EXCHANGE TRADED FUNDS—3.2%	SHARES	VALUE
EXCHANGE TRADED FUNDS—3.2%
Alger Mid Cap 40 ETF*,(a)	313,018	4,219,483
(Cost $6,282,702)		4,219,483
PREFERRED STOCKS—0.0%	SHARES	VALUE
BIOTECHNOLOGY—0.0%
Prosetta Biosciences, Inc., Series D*,@,(a),(b)	170,419	—
(Cost $766,885)		—
WARRANTS—0.0%	SHARES	VALUE
APPLICATION SOFTWARE—0.0%
Constellation Software, Inc., 3/31/40*,(b)	1,318	—
(Cost $0)		—
RIGHTS—0.2%	SHARES	VALUE
BIOTECHNOLOGY—0.2%
Tolero CDR*,@,(b),(c)	425,098	301,820
(Cost $227,341)		301,820

THE ALGER PORTFOLIOS | ALGER MID CAP GROWTH PORTFOLIO
Schedule of Investments December 31, 2023 (Continued)

SPECIAL PURPOSE VEHICLE—0.8%		VALUE
DATA PROCESSING & OUTSOURCED SERVICES—0.8%
Crosslink Ventures C, LLC, Cl. A*,@,(a),(b)		$785,120
Crosslink Ventures C, LLC, Cl. B*,@,(a),(b)		291,616
		1,076,736
TOTAL SPECIAL PURPOSE VEHICLE
(Cost $1,200,000)		1,076,736
Total Investments
(Cost $111,797,744)	99.1%	$132,644,412
Affiliated Securities (Cost $8,249,587)		5,296,219
Unaffiliated Securities (Cost $103,548,157)		127,348,193
Other Assets in Excess of Liabilities	0.9%	1,260,212
NET ASSETS	100.0%	$133,904,624

*	Non-income producing security.
(a)	Deemed an affiliate of the Portfolio in accordance with Section 2(a)(3) of the Investment Company Act of 1940. See Note 10 - Affiliated Securities.
(b)	Security is valued in good faith at fair value determined using significant unobservable inputs pursuant to procedures established by the Valuation Designee (as defined in Note 2).
(c)	Contingent Deferred Rights.
@	Restricted security - Investment in security not registered under the Securities Act of 1933. Sales or transfers of the investment may be restricted only to qualified buyers.

Security	Acquisition Date(s)	Acquisition Cost	% of net assets (Acquisition Date)	Market Value	% of net assets as of 12/31/2023
Crosslink Ventures C, LLC, Cl. A	10/2/20	$875,000	0.50%	$785,120	0.58%
Crosslink Ventures C, LLC, Cl. B	12/16/20	325,000	0.18%	291,616	0.22%
Prosetta Biosciences, Inc., Series D	2/6/15	766,885	0.50%	0	0.00%
Tolero CDR	2/6/17	227,341	0.18%	301,820	0.23%
Total				$1,378,556	1.03%

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO

Statement of Assets and Liabilities December 31, 2023

	Alger Mid Cap Growth Portfolio

ASSETS:
Investments in unaffiliated securities, at value (Identified cost below)* see accompanying schedule of investments	$127,348,193
Investments in affiliated securities, at value (Identified cost below)** see accompanying
schedule of investments	5,296,219
Cash and cash equivalents	1,343,091
Foreign cash †	11,055
Receivable for shares of beneficial interest sold	28,782
Dividends and interest receivable	41,767
Receivable from Investment Manager	2,726
Prepaid expenses	23,386
Total Assets	134,095,219

LIABILITIES:
Payable for shares of beneficial interest redeemed	16,765
Accrued investment advisory fees	84,085
Accrued shareholder administrative fees	1,106
Accrued administrative fees	3,043
Accrued printing fees	42,988
Accrued professional fees	19,100
Accrued fund accounting fees	17,267
Accrued custodian fees	3,078
Accrued transfer agent fees	766
Accrued trustee fees	499
Accrued other expenses	1,898
Total Liabilities	190,595
NET ASSETS	$133,904,624

NET ASSETS CONSIST OF:
Paid in capital (par value of $.001 per share)	160,393,360
Distributions in excess of earnings	(26,488,736)
NET ASSETS	$133,904,624
* Identified cost	$103,548,157	(a)
** Identified cost	$8,249,587	(a)
† Cost of foreign cash	$11,096

See Notes to Financial Statements.

(a) At December 31, 2023, the net unrealized appreciation on investments, based on cost for federal income tax purposes of $113,214,593, amounted to $19,302,922, which consisted of aggregate gross unrealized appreciation of $24,472,015 and aggregate gross unrealized depreciation of $5,169,093.

ALGER MID CAP GROWTH PORTFOLIO

Statement of Assets and Liabilities December 31, 2023 (Continued)

Alger Mid Cap Growth Portfolio
NET ASSETS BY CLASS:
Class I-2	$133,904,624

SHARES OF BENEFICIAL INTEREST OUTSTANDING — NOTE 6:
Class I-2	7,944,987

NET ASSET VALUE PER SHARE:
Class I-2	$16.85

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO

Statement of Operations for the year ended December 31, 2023

Alger Mid Cap Growth
Portfolio
INCOME:
Dividends (net of foreign withholding taxes*)	$732,482
Interest	58,685
Total Income	791,167

EXPENSES:
Investment advisory fees — Note 3(a)	966,888
Shareholder administrative fees — Note 3(f)	12,722
Administration fees — Note 3(b)	34,986
Fund accounting fees	66,699
Professional fees	46,992
Printing fees	43,725
Registration fees	18,149
Transfer agent fees — Note 3(f)	14,464
Custodian fees	13,405
Trustee fees — Note 3(g)	6,860
Interest expenses	1,331
Other expenses	22,424
Total Expenses	1,248,645
Less, expense reimbursements/waivers — Note 3(a)	(30,812)
Net Expenses	1,217,833
NET INVESTMENT LOSS	(426,666)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY:
Net realized loss on unaffiliated investments	(480,929)
Net realized loss on affiliated investments	(182,935)
Net realized loss on foreign currency transactions	(2,829)
Net change in unrealized appreciation on unaffiliated investments	26,548,309
Net change in unrealized appreciation on affiliated investments	769,903
Net change in unrealized appreciation on foreign currency	86
Net realized and unrealized gain on investments and foreign currency	26,651,605
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$26,224,939
* Foreign withholding taxes	$12,371

See Notes to Financial Statements.

ALGER MID CAP GROWTH PORTFOLIO

Statements of Changes in Net Assets

	Alger Mid Cap Growth Portfolio
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022

Net investment loss	$(426,666)	$(431,361)
Net realized loss on investments and foreign currency	(666,693)	(44,451,219)
Net change in unrealized appreciation (depreciation) on investments and foreign currency	27,318,298	(24,461,681)
Net increase (decrease) in net assets resulting from operations	26,224,939	(69,344,261)

Dividends and distributions to shareholders:
Class I-2	—	(4,215,490)
Total dividends and distributions to shareholders	—	(4,215,490)

Decrease from shares of beneficial interest transactions — Note 6:
Class I-2	(9,554,638)	(503,649)
Class S*	—	(2,979,246)
Net decrease from shares of beneficial interest transactions — Note 6	(9,554,638)	(3,482,895)
Total increase (decrease)	16,670,301	(77,042,646)

Net Assets:
Beginning of period	117,234,323	194,276,969
END OF PERIOD	$133,904,624	$117,234,323

See Notes to Financial Statements.

* After the close of business on June 3, 2022, Class S Shares of the Portfolio were converted into Class I-2 Shares of the Portfolio.

THE ALGER PORTFOLIOS

Financial Highlights for a share outstanding throughout the period

Alger Mid Cap Growth Portfolio

	Class I-2
	Year ended 12/31/2023	Year ended 12/31/2022(i)	Year ended 12/31/2021	Year ended 12/31/2020	Year ended 12/31/2019
Net asset value, beginning of period	$13.68	$22.18	$33.25	$22.69	$19.55
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(ii)	(0.05)	(0.05)	(0.17)	(0.14)	(0.06)
Net realized and unrealized gain (loss) on investments	3.22	(7.94)	1.33	14.73	5.94
Total from investment operations	3.17	(7.99)	1.16	14.59	5.88
Distributions from net realized gains	—	(0.51)	(12.23)	(4.03)	(2.74)
Net asset value, end of period	$16.85	$13.68	$22.18	$33.25	$22.69
Total return	23.17%	(36.07)%	4.20%	64.63%	30.26%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000's omitted)	$133,905	$117,234	$190,131	$201,803	$133,678
Ratio of gross expenses to average net assets	0.98%	0.97%	0.92%	0.96%	1.01%
Ratio of expense reimbursements to average net assets	(0.02)%	(0.02)%	(0.02)%	—	—
Ratio of net expenses to average net assets	0.96%	0.95%	0.90%	0.96%	1.01%
Ratio of net investment loss to average net assets	(0.34)%	(0.31)%	(0.50)%	(0.53)%	(0.26)%
Portfolio turnover rate	71.82%	156.64%	194.35%	186.21%	189.22%

See Notes to Financial Statements.

(i)	Class S Shares were converted into Class I-2 Shares after the close of business on June 3, 2022.
(ii)	Amount was computed based on average shares outstanding during the period.

Alger Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

NOTE 1 — General:

The Alger Portfolios (the “Fund”) is an open-end registered investment company organized as a business trust under the laws of the Commonwealth of Massachusetts. The Fund qualifies as an investment company as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946 – Financial Services – Investment Companies. The Fund operates as a series company currently offering six series of shares of beneficial interest: Alger Capital Appreciation Portfolio, Alger Large Cap Growth Portfolio, Alger Growth & Income Portfolio, Alger Mid Cap Growth Portfolio, Alger Small Cap Growth Portfolio and Alger Balanced Portfolio (collectively, the “Portfolios”). These financial statements include only the Alger Mid Cap Growth Portfolio (the “Portfolio”). The Portfolio invests primarily in equity securities and has an investment objective of long-term capital appreciation. Shares of the Portfolio are available to investment vehicles for variable annuity contracts and variable life insurance policies offered by separate accounts of life insurance companies, as well as qualified pension and retirement plans.

The Portfolio only offers Class I-2 shares. After the close of business on June 3, 2022, Class S shares of the Portfolio were converted into Class I-2 shares with the same relative aggregate net asset value as the Class S shares held immediately prior to the conversion. Upon completion of the conversion, Class S shares of the Portfolio were no longer offered.

On May 23, 2023, the Board of Trustees of the Fund (the “Board”) approved the transition of the Fund’s custodian and administrator from Brown Brothers Harriman & Company (the “Custodian”) to The Bank of New York Mellon. This change is anticipated to become effective in early 2024.

NOTE 2 — Significant Accounting Policies:

(a) Investment Valuation: The Portfolio values its financial instruments at fair value using independent dealers or pricing services under policies approved by the Board. Investments held by the Portfolio are valued on each day the New York Stock Exchange (the “NYSE”) is open, as of the close of the NYSE (normally 4:00 p.m. Eastern Time).

The Board has designated, pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the “1940 Act”), the Portfolio’s investment adviser, Fred Alger Management, LLC (“Alger Management” or the “Investment Manager”) as its valuation designee (the “Valuation Designee”) to make fair value determinations subject to the Board’s review and oversight. The Valuation Designee has established a Valuation Committee (“Committee”) comprised of representatives of the Investment Manager and officers of the Portfolio to assist in performing the duties and responsibilities of the Valuation Designee.

The Valuation Designee has established valuation processes including but not limited to: (i) making fair value determinations when market quotations for financial instruments are not readily available in accordance with valuation policies and procedures adopted by the Board; (ii) assessing and managing material risks associated with fair valuation determinations; (iii) selecting, applying and testing fair valuation methodologies; and (iv) overseeing and evaluating pricing services used by the Portfolio. The Valuation Designee regularly reports its fair valuation determinations and related valuation information to the Board. The Committee generally meets quarterly and on an as-needed basis to review and evaluate the effectiveness of the valuation policies and procedures in accordance with the requirements of Rule 2a-5.

Alger Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

Investments in money market funds and short-term securities held by the Portfolio having a remaining maturity of sixty days or less are valued at amortized cost which approximates market value.

Equity securities, including traded rights, warrants and option contracts for which valuation information is readily available, are valued at the last quoted sales price or official closing price on the primary market or exchange on which they are traded as reported by an independent pricing service. In the absence of quoted sales, such securities are generally valued at the bid price or, in the absence of a recent bid price, the equivalent as obtained from one or more of the major market makers for the securities to be valued.

Securities in which the Portfolio invests may be traded in foreign markets that close before the close of the NYSE. Developments that occur between the close of the foreign markets and the close of the NYSE may result in adjustments to the closing foreign prices to reflect what the Valuation Designee, through its Committee, believes to be the fair value of these securities as of the close of the NYSE. The Portfolio may also fair value securities in other situations, for example, when a particular foreign market is closed but the NYSE is open.

FASB Accounting Standards Codification 820 – Fair Value Measurements and Disclosures (“ASC 820”) defines fair value as the price that the Portfolio would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Portfolio. Unobservable inputs are inputs that reflect the Portfolio’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 – quoted prices in active markets for identical investments
•	Level 2 – significant other observable inputs (including quoted prices for similar investments, amortized cost, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio’s valuation techniques are generally consistent with either the market or the income approach to fair value. The market approach considers prices and other relevant information generated by market transactions involving identical or comparable assets to measure fair value. The income approach converts future amounts to a current, or discounted, single amount. These fair value measurements are determined on the basis of the value indicated by current market expectations about such future events. Inputs for Level 1 include exchange-listed prices and broker quotes in an active market. Inputs for Level 2 include the last trade price in the case of a halted security, an exchange-listed price which has been adjusted for fair value factors, and prices of closely related securities. Additional Level 2 inputs include an evaluated price which is based upon a compilation of observable market information such as spreads for fixed income and preferred securities. Inputs for Level 3 include, but are not limited to, revenue multiples, earnings before interest, taxes, depreciation and amortization (“EBITDA”) multiples, discount rates, time to exit and the probabilities of success of certain outcomes. Such unobservable market information may be obtained from a company’s financial statements and from industry studies, market data, and market indicators such as benchmarks and indexes. Because of the inherent uncertainty and often limited markets for restricted securities, the valuations assigned to such securities by the Portfolio may significantly differ from the valuations that would have been assigned by the Portfolio had there been an active market for such securities.

Alger Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

(b) Cash and Cash Equivalents: Cash and cash equivalents include U.S. dollars, foreign cash and overnight time deposits.

(c) Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income is recognized on the accrual basis.

Premiums and discounts on debt securities purchased are amortized or accreted over the lives of the respective securities.

(d) Foreign Currency Transactions: The books and records of the Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the prevailing rates of exchange on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of such transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are included in realized and unrealized gain or loss on investments in the accompanying Statement of Operations.

(e) Lending of Fund Securities: The Portfolio may lend its securities to financial institutions (other than to the Investment Manager or its affiliates), provided that the market value of the securities loaned will not at any time exceed one third of the Portfolio’s total assets including borrowings, as defined in its prospectus. The Portfolio earns fees on the securities loaned, which are included in interest income in the accompanying Statement of Operations. In order to protect against the risk of failure by the borrower to return the securities loaned or any delay in the delivery of such securities, the loan is collateralized by cash or securities that are maintained with the Custodian, in an amount equal to at least 102% of the current market value of U.S. loaned securities or 105% for non-U.S. loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio. Any required additional collateral is delivered to the Custodian each day and any excess collateral is returned to the borrower on the next business day. In the event the borrower fails to return the loaned securities when due, the Portfolio may take the collateral to replace the securities. If the value of the collateral is less than the purchase cost of replacement securities, the Custodian shall be responsible for any shortfall, but only to the extent that the shortfall is not due to any diminution in collateral value, as defined in the securities lending agreement. The Portfolio is required to maintain the collateral in a segregated account and determine its value each day until the loaned securities are returned. Cash collateral may be invested as determined by the Portfolio. Collateral is returned to the borrower upon settlement of the loan. There were no securities loaned as of December 31, 2023.

Alger Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

(f) Dividends to Shareholders: Dividends and distributions payable to shareholders are recorded by the Portfolio on the ex-dividend date. The Portfolio declares and pays dividends from net investment income, if available, annually. Dividends from net realized gains, offset by any loss carryforward, are declared and paid annually.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Portfolio’s distributions may be shown in the accompanying financial statements as either from, or in excess of, net investment income, net realized gain on investment transactions, or return of capital, depending on the type of book/tax differences that may exist. Capital accounts within the financial statements are adjusted for permanent book/ tax differences. Reclassifications result primarily from the differences in tax treatment of net operating losses. The reclassifications are done annually at year-end and have no impact on the net asset value of the Portfolio and are designed to present the Portfolio’s capital accounts on a tax basis.

(g) Federal Income Taxes: It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code Subchapter M applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Provided that the Portfolio maintains such compliance, no federal income tax provision is required.

FASB Accounting Standards Codification 740 – Income Taxes (“ASC 740”) requires the Portfolio to measure and recognize in its financial statements the benefit of a tax position taken (or expected to be taken) on an income tax return if such position will more likely than not be sustained upon examination based on the technical merits of the position. No tax years are currently under investigation. The Portfolio files income tax returns in the U.S. Federal jurisdiction, as well as the New York State and New York City jurisdictions. The statute of limitations on the Portfolio’s tax returns remains open for the tax years 2019-2022. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

(h) Allocation Methods: The Fund accounts separately for the assets, liabilities and operations of the Portfolio. Expenses directly attributable to the Portfolio are charged to the Portfolio’s operations; expenses which are applicable to all Portfolios are allocated among them based on net assets.

Alger Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

(i) Estimates: These financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America, which require using estimates and assumptions that affect the reported amounts therein. Actual results may differ from those estimates. All such estimates are of a normal recurring nature.

NOTE 3 — Investment Advisory Fees and Other Transactions with Affiliates:

(a) Investment Advisory Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Investment Advisory Agreement with the Investment Manager, are payable monthly and computed based on the following rates. The actual rate paid as a percentage of average daily net assets, for the year ended December 31, 2023, is set forth below under the heading “Actual Rate”:

	Tier 1	Tier 2	Actual Rate
Alger Mid Cap
Growth Portfolio(a)(b)	0.76%	0.70%	0.76%

(a) Tier 1 rate is paid on assets up to $1 billion and Tier 2 rate is paid on assets in excess of $1 billion.

(b) Alger Management has agreed to waive fees owed to it by, or to reimburse expenses of, the Portfolio in an amount corresponding to the management fee borne by the Portfolio as an investor in any underlying Alger Management-sponsored fund. This agreement will remain in effect for the life of any investment by the Portfolio in any Alger Management-sponsored fund. For the year ended December 31, 2023, the Portfolio waived $30,812 of such advisory fees. The “Actual Rate” shown above includes the impact of such waiver.

(b) Administration Fees: Fees incurred by the Portfolio, pursuant to the provisions of the Fund’s Fund Administration Agreement with Alger Management, are payable monthly and computed based on the average daily net assets of the Portfolio at the annual rate of 0.0275%.

(c) Distribution Fees: The Fund adopted a Distribution Plan pursuant to which Class S shares of the Portfolio (prior to their liquidation) paid Fred Alger & Company, LLC, the Fund’s distributor and an affiliate of Alger Management (the “Distributor” or “Alger LLC”), a fee at the annual rate of 0.25% of the average daily net assets of the Class S shares of the Portfolio to compensate the Distributor for its activities and expenses incurred in distributing the Class S shares and/or shareholder servicing. Fees paid may be more or less than the expenses incurred by Alger LLC.

(d) Brokerage Commissions: During the year ended December 31, 2023, the Portfolio paid Alger LLC $4,889 in connection with securities transactions.

(e) Interfund Loans: The Portfolio, along with other funds in the Alger Fund Complex (as defined below), may borrow money from and lend money to each other for temporary or emergency purposes. To the extent permitted under its investment restrictions, the Portfolio may lend uninvested cash in an amount up to 15% of its net assets to other funds in the Alger Fund Complex. If the Portfolio has borrowed from other funds in the Alger Fund Complex and has aggregate borrowings from all sources that exceed 10% of the Portfolio’s total assets, the Portfolio will secure all of its loans from other funds in the Alger Fund Complex. The interest rate charged on interfund loans is equal to the average of the overnight time deposit rate and bank loan rate available to the Portfolio. There were no interfund loans outstanding as of December 31, 2023.

Alger Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

During the year ended December 31, 2023, the Portfolio incurred interfund loan interest expenses of $863, which are included as interest expenses in the accompanying Statement of Operations.

(f) Shareholder Administrative Fees: The Fund has entered into a Shareholder Administrative Services Agreement with Alger Management to compensate Alger Management for providing administrative oversight of the Fund’s transfer agent, and for other related services. The Portfolio compensates Alger Management at the annual rate of 0.01% of the average daily net assets for these services.

(g) Trustee Fees: Each trustee who is not an “interested person” of the Fund, as defined in the 1940 Act (“Independent Trustee”), receives a fee of $156,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex, plus travel expenses incurred for attending board meetings. The term “Alger Fund Complex” refers to the Fund, The Alger Institutional Funds, The Alger Funds II, The Alger Funds, Alger Global Focus Fund and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. The Independent Trustee appointed as Chair of the Board receives additional compensation of $22,000 per annum paid pro rata based on net assets by each fund in the Alger Fund Complex. Additionally, each member of the Audit Committee receives a fee of $13,000 per annum, paid pro rata based on net assets by each fund in the Alger Fund Complex.

The Board has adopted a policy requiring Trustees to receive a minimum of 10% of their annual compensation in shares of one or more of the funds in the Alger Fund Complex.

(h) Interfund Trades: The Portfolio may engage in purchase and sale transactions with other funds advised by Alger Management or sub-advised by Weatherbie Capital, LLC, an affiliate of Alger Management. There were no interfund trades during the year ended December 31, 2023.

(i) Other Transactions with Affiliates: Certain officers and one Trustee of the Fund are directors and/or officers of Alger Management, the Distributor, or their affiliates. No shares of the Portfolio were held by Alger Management and its affiliated entities as of December 31, 2023.

NOTE 4 — Securities Transactions:

The following summarizes the securities transactions by the Fund, other than U.S. Government securities and short-term securities, for the year ended December 31, 2023.

	PURCHASES	SALES
Alger Mid Cap Growth Portfolio	$90,513,569	$99,438,143

NOTE 5 — Borrowings:

The Portfolio may borrow from the Custodian on an uncommitted basis. The Portfolio pays the Custodian a market rate of interest, generally based upon a rate of return with respect to each respective currency borrowed, taking into consideration relevant overnight and short-term reference rates and the range of distribution between and among the interest rates paid on deposits to other institutions, less applicable commission, if any. The Portfolio may also borrow from other funds in the Alger Fund Complex, as discussed in Note 3(e). For the year ended December 31, 2023, the Portfolio had the following borrowings from the Custodian or other funds in the Alger Fund Complex:

Alger Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

	AVERAGE DAILY	WEIGHTED AVERAGE
	BORROWING	INTEREST RATE
Alger Mid Cap Growth Portfolio	$20,985	6.34%

The highest amount borrowed by the Portfolio from the Custodian and other funds in the Alger Fund Complex during the year ended December 31, 2023 was as follows:

HIGHEST BORROWING
Alger Mid Cap Growth Portfolio	$1,206,561

NOTE 6 — Share Capital:

The Portfolio has an unlimited number of authorized shares of beneficial interest of $.001 par value. During the year ended December 31, 2023, and the year ended December 31, 2022, transactions of shares of beneficial interest were as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2023		FOR THE YEAR ENDED DECEMBER 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT
Alger Mid Cap Growth Portfolio*
Class I-2:
Shares sold	712,407	$10,950,316	1,155,895	$18,662,349
Shares converted from Class S	—	—	171,626	2,724,278
Dividends reinvested	—	—	302,074	4,210,919
Shares redeemed	(1,338,836)	(20,504,954)	(1,630,305)	(26,101,195)
Net decrease	(626,429)	$(9,554,638)	(710)	$(503,649)
Class S:
Shares sold	—	$—	30,382	$427,760
Shares converted to Class I-2	—	—	(202,405)	(2,724,278)
Shares redeemed	—	—	(48,189)	(682,728)
Net decrease	—	$—	(220,212)	$(2,979,246)

* After the close of business on June 3, 2022, Class S Shares of the Portfolio were converted into Class I-2 Shares of the Portfolio.

Alger Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 7 — Income Tax Information:

The tax character of distributions paid during the year ended December 31, 2023 and the year ended December 31, 2022 was as follows:

	FOR THE YEAR ENDED DECEMBER 31, 2023	FOR THE YEAR ENDED DECEMBER 31, 2022
Alger Mid Cap Growth Portfolio
Distributions paid from:
Ordinary Income	$—	$—
Long-term capital gain	—	4,215,490
Total distributions paid	$—	$4,215,490

As of December 31, 2023, the components of accumulated gains (losses) on a tax basis were as follows:

Alger Mid Cap Growth Portfolio
Undistributed ordinary income	$—
Undistributed long-term gains	—
Net accumulated earnings	—
Capital loss carryforwards	(45,787,551)
Net unrealized appreciation	19,298,815
Total accumulated losses	$(26,488,736)

During the year ended December 31, 2023, the Portfolio, for federal income tax purposes, had capital loss carryforwards of $45,787,551. This amount will not be subject to expiration under the Regulated Investment Company Modernization Act of 2010, and this amount may be applied against future net realized gains until its utilization.

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is determined annually and is attributable primarily to the tax deferral of losses on wash sales.

The Portfolio accrues tax on unrealized gains in foreign jurisdictions that impose a foreign capital tax. For the year ended December 31, 2023, there were no accrued taxes on foreign capital gains.

Permanent differences, primarily from net operating losses resulted in the following reclassifications among the Portfolio’s components of net assets at December 31, 2023:

Alger Mid Cap Growth Portfolio
Distributable earnings	$433,833
Paid in Capital	$(433,833)

NOTE 8 — Fair Value Measurements:

The following is a summary of the inputs used as of December 31, 2023 in valuing the Portfolio’s investments carried at fair value on a recurring basis. Based upon the nature, characteristics, and risks associated with its investments, the Portfolio has determined that presenting them by security type and sector is appropriate.

Alger Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

Alger Mid Cap Growth Portfolio	TOTAL		LEVEL 1	LEVEL 2		LEVEL 3
COMMON STOCKS
Communication Services	$8,120,586		$8,120,586	$—		$—
Consumer Discretionary	15,193,651		15,193,651	—		—
Consumer Staples	1,437,862		1,437,862	—		—
Energy	3,525,434		3,525,434	—		—
Financials	10,516,858		10,516,858	—		—
Healthcare	21,754,536		21,754,536	—		—
Industrials	22,001,887		22,001,887	—		—
Information Technology	35,337,561		35,337,561	—		—
Materials	2,475,093		2,475,093	—		—
Real Estate	6,682,905		6,682,905	—		—
TOTAL COMMON STOCKS	$127,046,373		$127,046,373	$—		$—
EXCHANGE TRADED FUNDS
Exchange Traded Funds	4,219,483		4,219,483	—		—
PREFERRED STOCKS
Healthcare	—	*	—	—		—	*
WARRANTS
Information Technology	—	**	—	—	**	—
RIGHTS
Healthcare	301,820		—	—		301,820
SPECIAL PURPOSE VEHICLE
Information Technology	1,076,736		—	—		1,076,736
TOTAL INVESTMENTS IN SECURITIES	$132,644,412		$131,265,856	$—		$1,378,556

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of December 31, 2023.

** Portfolio's holdings of Constellation Software, Inc. warrants expiring 3/31/40, are classified as a Level 2 investment and are fair valued at zero as of December 31, 2023.

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Preferred Stocks
Opening balance at January 1, 2023	$—	*
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	—
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2023	—	*
Net change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2023**	$—

Alger Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Alger Mid Cap Growth Portfolio	Rights
Opening balance at January 1, 2023	$272,063
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	29,757
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2023	301,820
Net change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2023**	$29,757

FAIR VALUE MEASUREMENTS USING SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Special Purpose
Alger Mid Cap Growth Portfolio	Vehicle
Opening balance at January 1, 2023	$1,117,200
Transfers into Level 3	—
Transfers out of Level 3	—
Total gains or losses
Included in net realized gain (loss) on investments	—
Included in net change in unrealized appreciation (depreciation) on investments	(40,464)
Purchases and sales
Purchases	—
Sales	—
Closing balance at December 31, 2023	1,076,736
Net change in unrealized appreciation (depreciation) attributable to investments still held at December 31, 2023**	$(40,464)

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of December 31, 2023.

** Net change in unrealized appreciation (depreciation) is included in net change in unrealized appreciation (depreciation) on investments in the accompanying Statement of Operations.

The following table provides quantitative information about the Portfolio’s Level 3 fair value measurements of the Portfolio’s investments as of December 31, 2023. The table below is not intended to be all-inclusive, but rather provides information on the Level 3 inputs as they relate to the Portfolio’s fair value measurements.

Alger Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

	Fair Value December 31, 2023		Valuation Methodology	Unobservable Input	Input/ Range	Weighted Average Inputs
Alger Mid Cap Growth Portfolio
Preferred Stocks	$—	*	Income Approach	Discount Rate	100%	N/A
Rights	301,820		Income Approach	Discount Rate Probability of Success	7.12%-8.03% 0.00%-60.00%	N/A N/A
Special Purpose Vehicle	1,076,736		Market Approach	Revenue Multiple	11.00x-13.00x	N/A

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of December 31, 2023.

The significant unobservable inputs used in the fair value measurement of the Portfolio’s securities are revenue and EBITDA multiples, discount rates, and the probability of success of certain outcomes. Significant increases and decreases in these inputs in isolation and interrelationships between these inputs would have resulted in significantly higher or lower fair value measurements than those noted in the table above. Generally, all other things being equal, increases in revenue and EBITDA multiples, decreases in discount rates, and increases in the probability of success result in higher fair value measurements, whereas decreases in revenues and EBITDA multiples, increases in discount rates, and decreases in the probability of success result in lower fair value measurements. For the year ended December 31, 2023, there were no changes in valuation methodology on Level 3 investments.

Certain of the Portfolio’s assets and liabilities are held at carrying amount or face value, which approximates fair value for financial reporting purposes. As of December 31, 2023, such assets were categorized within the ASC 820 disclosure hierarchy as follows:

	TOTAL FUND	LEVEL 1	LEVEL 2	LEVEL 3
Cash, foreign cash and cash equivalents	$1,354,146	$11,055	$1,343,091	$—

NOTE 9 — Principal Risks:

Investing in the stock market involves risks, including the potential loss of principal. Your investment in Portfolio shares represents an indirect investment in the securities owned by the Portfolio. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. Your Portfolio shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Portfolio dividends and distributions. Local, regional or global events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases and similar public health threats, recessions, or other events could have a significant impact on investments. Growth stocks may be more volatile than other stocks as their prices tend to be higher in relation to their companies’ earnings and may be more sensitive to market, political, and economic developments. A significant portion of assets may be invested in securities of companies in related sectors, and may be similarly affected by economic, political, or market events and conditions and may be more vulnerable to unfavorable sector developments. Investing in companies of medium capitalizations involves the risk that such issuers may have limited product lines or financial resources, lack management depth, or have limited liquidity. Foreign securities involve special risks including currency fluctuations, inefficient trading, political and economic instability, and increased volatility. Active trading may increase transaction costs, brokerage commissions, and taxes, which can lower the return on investment. At times, the Portfolio may hold a large cash position, which may underperform relative to equity securities.

Alger Mid Cap Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (Continued)

NOTE 10 — Affiliated Securities:

During the year ended December 31, 2023, as disclosed in the following table, the Portfolio held 5% or more of the outstanding voting securities of the issuers listed below. As such, these issuers were “affiliated persons” of the Portfolio for purposes of the 1940 Act. Transactions during the year ended December 31, 2023 with such affiliated persons are summarized below.

Security	Shares Held at December 31, 2022	Shares Purchased	Shares Sold	Shares Held at December 31, 2023	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized App(Dep)	Value at December 31, 2023
Alger Mid Cap Growth Portfolio
Common Stocks
Alger Mid Cap 40 ETF	335,165	—	22,147	313,018	$—	$(182,935)	$810,367	$4,219,483
Preferred Stocks
Prosetta Biosciences, Inc., Series D**	170,419	—	—	170,419	—	—	—	—	*
Special Purpose Vehicle
Crosslink Ventures C, LLC, Cl. A***	—	—	—	—	—	—	(29,505)	785,120
Crosslink Ventures C, LLC, Cl. B***	—	—	—	—	—	—	(10,959)	291,616
Total					$—	$(182,935)	$769,903	$5,296,219

* Prosetta Biosciences, Inc., Series D shares are classified as a Level 3 investment and are fair valued at zero as of December 31, 2023.

** Prosetta Biosciences, Inc., Series D is deemed to be an affiliate of the Portfolio because the Portfolio and Prosetta Biosciences, Inc., Series D are under common control.

*** The Alger Fund Complex and other entities managed by Alger Management fully own Crosslink Ventures C, LLC, Class A and Crosslink Ventures C, LLC, Class B. There were no capital increases or decreases for the year ended December 31, 2023.

NOTE 11 — Subsequent Events:

Management of the Portfolio has evaluated events that have occurred subsequent to December 31, 2023, through the issuance date of the Financial Statements. No such events have been identified which require recognition and/or disclosure.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Alger Mid Cap Growth Portfolio and the Board of Trustees of The Alger Portfolios:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Alger Mid Cap Growth Portfolio, (the “Fund”) one of the portfolios constituting The Alger Portfolios, as of December 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

New York, New York

February 26, 2024

We have served as the auditor of one or more investment companies within the Alger group of investment companies since 2009.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur two types of costs: transaction costs, if applicable; and ongoing costs, including management fees, distribution (12b-1) fees, if applicable, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the six-month period starting July 1, 2023 and ending December 31, 2023 and held for the entire period.

Actual Expenses

The first line for each class of shares in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2023” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class of shares in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for each class of the Portfolio’s shares and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs or deduction of insurance charges against assets or annuities. Therefore, the second line under each class of shares in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During the Six Months Ended December 31, 2023(a)	Annualized Expense Ratio For the Six Months Ended December 31, 2023(b)
Alger Mid Cap Growth Portfolio
Class I-2 Actual	$1,000.00	$1,035.00	$4.92	0.96%
Hypothetical(c)	1,000.00	1,020.37	4.89	0.96

(a)	Expenses are equal to the annualized expense ratio of the share class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(b)	Annualized.
(c)	5% annual return before expenses.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Trustees and Officers of the Fund

Information about the Trustees and officers of the Fund is set forth below. In the table the term “Alger Fund Complex” refers to the Fund, The Alger Funds, The Alger Institutional Funds, Alger Global Focus Fund, The Alger Funds II and The Alger ETF Trust, each of which is a registered investment company managed by Alger Management. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected; each officer’s term of office is one year.

Additional information regarding the Trustees and officers of the Fund is available in the Fund’s Statement of Additional Information.

Name (Year of Birth) and Address(1)	Position(s) Held with the Fund and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Alger Fund Complex(3) which are Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Interested Trustee(2):

Hilary M. Alger (1961)	Trustee since 2003	Non-Profit Fundraising Consultant since 2015, Schultz & Williams, Non-profit Fundraising Consultant since 2014, Hilary Alger Consulting, Emeritus Trustee since 2020 and Trustee from 2013 to 2020, Philadelphia Ballet; School Committee Member from 2017 to 2023, Germantown Friends School; Trustee, Target Margin Theatre from 1995 to 2023.	28	Board of Directors, Alger Associates, Inc.
Non-Interested Trustees:

Charles F. Baird, Jr. (1953)	Trustee since 2007	Managing Partner since 1997, North Castle Partners (private equity securities group).	28	None
David Rosenberg (1962)	Trustee since 2007	Associate Professor of Law since August 2000, Zicklin School of Business, Baruch College, City University of New York.	28	None
Nathan E. Saint-Amand M.D. (1938)	Trustee since 2003	Medical doctor in private practice since 1970; Member of the Board of the Manhattan Institute (non-profit policy research) since 1988.	28	None

(1) The address of each Trustee is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.

(2) Ms. Alger is an “interested person” (as defined in the Investment Company Act of 1940, as amended) of the Fund by virtue of her ownership control of Alger Associates, Inc., which indirectly controls Alger Management and its affiliates.

(3) “Alger Fund Complex” refers to the Fund and the five other registered investment companies managed by Alger Management and the series therof. Each Trustee serves until an event of termination, such as death or resignation, or until his or her successor is duly elected. Each of the Trustees serves on the board of trustees of the other five registered investment companies in the Alger Fund Complex.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Name (Year of Birth), Position		Officer
with Fund and Address(1)	Principal Occupations	Since
Officers(2):

Hal Liebes (1964) President, Principal Executive Officer	Executive Vice President, Chief Operating Officer (“COO”) and Secretary, Alger Management; COO and Secretary, Alger Associates, Inc.; Director, Alger SICAV; Vice President, COO, Manager and Secretary, Alger Capital, LLC and Alger Group Holdings, LLC; Executive Director and Chairman, Alger Management, Ltd.; COO and Secretary, Weatherbie Capital, LLC; Secretary and Manager, Alger Apple Real Estate LLC; Manager, Alger Partners Investors I LLC, Alger Partners Investors II LLC, Alger Partners Investors-Crossbay LLC, and Alger Partners Investors KEIGF; Secretary, Alger Boulder LLC.	2005
Tina Payne (1974) Secretary, Chief Compliance Officer, Chief Legal Officer	Senior Vice President, General Counsel, Chief Compliance Officer (“CCO”) and Assistant Secretary, Alger Management; Senior Vice President, General Counsel, and Secretary, Alger LLC; CCO and Authorized Signer, Alger Management, Ltd.; Vice President and Assistant Secretary, Alger Group Holdings, LLC; Assistant Secretary, Weatherbie Capital, LLC.	2017
Michael D. Martins (1965) Treasurer, Principal Financial Officer	Senior Vice President of Alger Management.	2005
Sergio M. Pavone (1961) Assistant Treasurer	Vice President of Alger Management.	2007
Mia G. Pillinger (1989) Assistant Secretary	Vice President and Associate Counsel of Alger Management. Formerly, Associate at Willkie Farr & Gallagher, LLP, from 2016 to 2020.	2020
Sushmita Sahu (1981) AML Compliance Officer	Vice President of Alger Management.	2021

(1)	The address of each officer is c/o Fred Alger Management, LLC, 100 Pearl Street, 27th Floor, New York, NY 10004.
(2)	Each officer’s term of office is one year. Each officer serves in the same capacity for the other funds in the Alger Fund Complex.

The Statement of Additional Information contains additional information about the Fund’s Trustees and officers and is available without charge upon request by calling (800) 992-3863.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Board Approval of Investment Advisory Agreement

At a meeting held on September 19, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of The Alger Portfolios (the “Trust”), including a majority of the trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), reviewed and approved the continuation of the investment advisory agreement between Fred Alger Management, LLC (“Fred Alger Management” or the “Manager”) and the Trust, on behalf of the Fund (the “Management Agreement”), for an additional one-year period.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager and its representatives at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information the Manager provided in response to a request for information Independent Trustee counsel submitted to the Manager on behalf of the Independent Trustees in connection with the Board’s annual contract consideration, as well as information provided in response to a supplemental request from Independent Trustee counsel on behalf of the Independent Trustees. The materials for the Meeting included a presentation and analysis of the Fund and the Manager by FUSE Research Network LLC (“FUSE”), an independent consulting firm. The Board also received a presentation from FUSE representatives at the Meeting and, among other things, received a description of the methodology FUSE used to select the mutual funds included in the Fund’s Peer Universe and Peer Group (as described below).

The Independent Trustees also received advice from, and met separately with, their Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement. The Independent Trustees also received a memorandum from Independent Trustee counsel discussing the legal standards and their duties in considering the continuation of the Management Agreement, and counsel reviewed those standards with the Independent Trustees during their separate meeting. The Independent Trustees also met separately with senior management of the Manager, during which time the Independent Trustees discussed various matters related to proposed continuation of the Management Agreement.

The Board reviewed the materials provided and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the short- and long-term investment performance of the Fund; (iii) the costs of the services the Manager provided and profits it realized; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund shareholders. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

In the discussions that follow, reference is made to the “median” in the Peer Group and Peer Universe categories. With respect to performance, below median performance represents performance that is worse relative to the median, and above median performance represents performance that is better relative to the median of the funds in the relevant Performance Universe. With respect to expenses, below median fees or expenses represent fees or expenses that are lower relative to the median, and above median fees or expenses represent fees or expenses that are higher relative to the median of the funds in the relevant Expense Group (as described below). FUSE information is calculated on a share class basis.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

In particular, in approving the continuance of the Management Agreement, the Board considered the following factors:

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager to the Fund. This information included, among other things, the qualifications, background and experience of the professional personnel who perform services for the Fund; the structure of investment professional compensation; oversight of third-party service providers; short- and long-term investment performance, fee and expense information; fees and payments to intermediaries for fund administration, transfer agency and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager; and the range of advisory fees the Manager charged to other funds and accounts under its management, including the Manager’s explanation of differences among such funds and accounts and the Fund, where relevant. The Board noted that it received information at regular meetings throughout the year regarding the services rendered by the Manager concerning the management of the Fund’s affairs, including certain portfolio manager presentations, and the Manager’s role in coordinating and overseeing providers of other services to the Fund. The Board also noted the work undertaken by the Manager with respect to implementing new regulatory requirements applicable to the Fund.

The Board noted Fred Alger Management’s history and expertise in the “growth” style of investment management, as well as Fred Alger Management’s consistency in applying its “growth” style investment philosophy and process. The Board noted the length of time the Manager had provided services as an investment adviser to the Fund and also noted FUSE’s analysis that the long-term performance record of certain series in the Alger Family of Funds supports Fred Alger Management’s view on its overall investment capabilities.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a Fund that is part of the Alger Family of Funds. The Board noted the continuing strong financial position of the Manager and its commitment to the fund business.

Following consideration of such information, the Trustees determined that they remain satisfied with the nature, extent and quality of services provided by the Manager to the Fund under the Management Agreement.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods. The Board considered the performance returns for the Fund in comparison to the performance returns of a universe of mutual funds deemed comparable to the Fund based on various investment, operational, and pricing characteristics (“Peer Universe”), and a group of mutual funds from within such Peer Universe deemed comparable to the Fund based primarily on investment strategy similarity (“Peer Group”), each as selected by FUSE, as well as to the Fund’s benchmark index. The Board noted that long-term performance could be impacted by one period of significant outperformance or underperformance.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board also reviewed and considered Fund performance reports provided by management and discussions that occurred with investment personnel and senior management at Board meetings throughout the year. The Board further noted that representatives of the Manager review with the Trustees the recent and longer-term performance of the Fund, including contributors to and detractors from Fund performance at every quarterly meeting of the Board throughout the year.

In considering the Fund’s performance generally, the Board observed the Manager’s consistency in implementing its growth style investment process and philosophy for the Fund and considered how a strategy’s “growthiness” as compared to peers can impact relative performance results, even among comparisons that either FUSE or the Manager already have identified as having growth characteristics. In this regard, the Board considered FUSE’s commentary regarding the Fund’s growth investment style as compared to a universe of peers comprised of actively managed funds within the Fund’s Morningstar category and as compared to the Fund’s benchmark index, as measured by Morningstar’s Raw Value-Growth score.

The Trustees concluded that the Fund’s performance was acceptable, including particularly in the context of management’s plans to address underperformance where applicable. The Board noted that the Fund’s annualized total return for the one-, three-, five- and ten-year periods underperformed the median of its Peer Group. The Board also noted that the Fund’s annualized total return for the one- and ten-year periods was in the third quartile of its Peer Universe, and for the three- and five-year periods was in the fourth quartile of its Peer Universe. The Board considered FUSE’s commentary that the Fund is among the “growthiest” funds in its Peer Universe and the correlation to excess performance for mid cap growth funds with a lower growth style factor.

Comparative Fees and Expenses

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to Fred Alger Management in light of the nature, extent and quality of the services provided by the Manager pursuant to the Management Agreement. The Board also considered the actual fee rate (after taking any waivers and reimbursements into account, if any) payable by the Fund (the “Actual Management Fee”). Additionally, the Board received and considered information comparing the Fund’s Contractual Management Fee, Actual Management Fee and overall expenses, including administrative fees payable to Fred Alger Management, with those of the funds in the Peer Group provided by FUSE. The Board reviewed the methodology used by FUSE in calculating expense information, including that for purposes of the comparisons below, the Contractual Management Fee used by FUSE for the Fund and peers includes the advisor fee and administrative fee, if a fund reports both.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Board discussed the factors that could contribute to the Fund’s Contractual Management Fee, Actual Management Fee or total expenses being above or below the median of the Fund’s Peer Group and concluded that the Contractual Management Fee charged to the Fund is reasonable in relation to the services rendered by Fred Alger Management and is the product of arm’s length negotiations.

The Board noted that the Contractual Management Fee and total expenses for the Fund were above the median and in the third quartile of its Peer Group.

In connection with its consideration of the Fund’s fees payable under the Management Agreement, the Board also received information on the range of fees charged by the Manager for funds and accounts of a similar investment strategy to the Fund that are under its management. The Board noted management’s explanation that comparisons with such accounts may be of limited relevance given the different structures and regulatory requirements of mutual funds, such as the Fund, versus those accounts and the differences in the levels of services required by the Fund as compared to those accounts.

Profitability

The Board reviewed and considered information regarding the profits realized by Fred Alger Management in connection with the operation of the Fund. In this respect, the Board considered overall profitability, including in comparison to certain investment advisory peers, as well as the profits of Fred Alger Management in providing investment management and other services to the Fund during the year ended June 30, 2023. The Board also reviewed the profitability methodology and any changes thereto, noting that management maintains a consistent methodology year to year. The Board considered FUSE’s view that Fred Alger Management’s expense allocation policies align with accepted industry practices.

The Board noted that costs incurred in establishing and maintaining the infrastructure necessary for the mutual fund operations conducted by Fred Alger Management may not be fully reflected in the expenses allocated to the Fund in determining Fred Alger Management’s profitability.

The Board also considered the extent to which the Manager might derive ancillary benefits from Fund operations, including, for example, through soft dollar arrangements. Based upon its consideration of all these factors, the Trustees concluded that the level of profits realized by Fred Alger Management and its affiliates from providing services to the Fund was not excessive in view of the nature, extent and quality of services provided to the Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of Fund shareholders. The Board noted the existence of a management fee breakpoint for the Fund, which operates to share economies of scale with the Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that the overall size of Fred Alger Management allows it to realize other economies of scale, such as with office space, purchases of technology, and other general business expenses.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

The Trustees concluded that for the Fund, to the extent economies of scale may be realized by Fred Alger Management, the benefits of such economies of scale would be shared with the Fund and its shareholders as the Fund grows, including through the management fee breakpoint in place for the Fund.

Conclusion

The Board’s consideration of the Contractual Management Fee for the Fund also had the benefit of a number of years of reviews of the Management Agreement, during which lengthy discussions took place between the Board and representatives of the Manager. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the Fund’s arrangements in prior years.

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board, including the Independent Trustees voting separately, unanimously approved the continuation of the Management Agreement for an additional one-year period.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio
ADDITIONAL INFORMATION (Unaudited) (Continued)

Privacy Policy

U.S. Consumer Privacy Notice	Rev. 06/22/21

FACTS	WHAT DOES ALGER DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and

• Account balances and

• Transaction history and

• Purchase history and

• Assets

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share personal information to run their everyday business. In the section below, we list the reasons financial companies can share their personal information; the reasons Alger chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Alger share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
Questions? Call 1-800-223-3810

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Who we are
Who is providing this notice?

Alger includes Fred Alger Management, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

What we do
How does Alger protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does Alger collect my personal information?

We collect your personal information, for example, when you:

• Open an account or

• Make deposits or withdrawals from your account or

• Give us your contact information or

• Provide account information or

• Pay us by check.

Why can’t I limit all sharing?

Federal law gives you the right to limit some but not all sharing related to:

• sharing for affiliates’ everyday business purposes ─ information about your credit worthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• Our affiliates include Fred Alger Management, LLC, Weatherbie Capital, LLC and Fred Alger & Company, LLC as well as the following funds: The Alger Funds, The Alger Funds II, The Alger Institutional Funds, The Alger Portfolios, Alger Global Focus Fund, and The Alger ETF Trust.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

Proxy Voting Policies

A description of the policies and procedures the Portfolio uses to determine how to vote proxies relating to portfolio securities and the proxy voting record is available, without charge, by calling (800) 992-3863 or online on the Portfolio’s website at http://www.alger. com or on the SEC’s website at http://www.sec.gov.

Fund Holdings

The Board has adopted policies and procedures relating to disclosure of the Portfolio’s securities. These policies and procedures recognize that there may be legitimate business reasons for holdings to be disclosed and seek to balance those interests to protect the proprietary nature of the trading strategies and implementation thereof by the Portfolio.

Generally, the policies prohibit the release of information concerning portfolio holdings, which have not previously been made public, to individual investors, institutional investors, intermediaries that distribute the Portfolio’s shares and other parties which are not employed by the Investment Manager or its affiliates except when the legitimate business purposes for selective disclosure and other conditions (designed to protect the Portfolio) are acceptable.

The Portfolio files its complete schedule of portfolio holdings with the SEC semi-annually in shareholder reports on Form N-CSR and after the first and third fiscal quarters as an exhibit to its reports on Form N-PORT. The Portfolio’s Forms N-CSR and N-PORT are available online on the SEC’s website at www.sec.gov.

In addition, the Portfolio makes publicly available its month-end top 10 holdings with a 10 day lag and its month-end full portfolio with a 60 day lag on its website www.alger. com and through other marketing communications (including printed advertising/sales literature and/or shareholder telephone customer service centers). No compensation or other consideration is directly received for the non-public disclosure of portfolio holdings information.

In accordance with the foregoing, the Portfolio provides portfolio holdings information to third parties including financial intermediaries and service providers who need access to this information in the performance of their services and are subject to duties of confidentiality (1) imposed by law, including a duty not to trade on non-public information, and/or (2) pursuant to an agreement that confidential information is not to be disclosed or used (including trading on such information) other than as required by law. From time to time, the Fund will communicate with these third parties to confirm that they understand the Portfolio’s policies and procedures regarding such disclosure. These agreements must be approved by the Portfolio’s Chief Compliance Officer.

The Board periodically reviews a report disclosing the third parties to whom the Portfolio’s holdings information has been disclosed and the purpose for such disclosure, and it considers whether or not the release of information to such third parties is in the best interest of the Portfolio and its shareholders.

 THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

In addition to material the Portfolio routinely provides to shareholders, the Investment Manager may make additional statistical information available regarding the Alger Family of Funds. Such information may include, but not be limited to, relative weightings and characteristics of the Portfolio versus an index (such as P/E ratio, alpha, beta, capture ratio, maximum drawdown, standard deviation, EPS forecasts, Sharpe ratio, information ratio, R-squared, and market cap analysis), security specific impact on overall portfolio performance, month-end top ten contributors to and detractors from performance, portfolio turnover, and other similar information. Shareholders should visit www.alger.com or may also contact the Funds at (800) 992-3863 to obtain such information.

Liquidity Risk Management Program

In accordance with Rule 22e-4 under the 1940 Act (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “LRMP”), which is reasonably designed to assess and manage the Portfolio’s liquidity risk.

The Board met on December 12, 2023 (the “Meeting”) to review the LRMP. The Board previously appointed Alger Management as the program administrator for the LRMP and approved an agreement with ICE Data Services (“ICE”), a third party vendor that assists the Portfolio with liquidity classifications required by the Liquidity Rule. Alger Management also previously delegated oversight of the LRMP to the Liquidity Risk Committee (the “Committee”). At the Meeting, the Committee, on behalf of Alger Management, provided the Board with a report that addressed the operation of the LRMP and assessed its adequacy and effectiveness of implementation, and any material changes to the LRMP (the “Report”). The Report covered the period from December 1, 2022 through November 30, 2023 (the “Review Period”).

The Report stated that the Committee assessed the Portfolio’s liquidity risk by considering qualitative factors such as the Portfolio’s investment strategy, holdings, diversification of investments, redemption policies, cash flows, cash levels, shareholder concentration, and access to borrowings, among others, in conjunction with the quantitative classifications generated by ICE. In addition, in connection with the review of the Portfolio’s liquidity risks and the operation of the LRMP and the adequacy and effectiveness of its implementation, the Committee also evaluated the levels at which to set the reasonably anticipated trade size (“RATS”) and market price impact. The Report described the process for determining that the Portfolio primarily holds investments that are highly liquid. The Report noted that the Committee also performed stress tests on the Portfolio, concluded that the Portfolio remained primarily highly liquid. The Report stated that during the Reporting Period, based on updates to Alger Management’s Rule 144A Policy and Procedures, the reporting of Rule 144A securities was updated to reflect the factors used to determine whether such securities, which are deemed illiquid, are liquid and freely tradeable.

THE ALGER PORTFOLIOS | Alger Mid Cap Growth Portfolio

ADDITIONAL INFORMATION (Unaudited) (Continued)

There were no material changes to the LRMP during the Review Period. The Report provided to the Board stated that the Committee concluded that, based on the operation of the functions, as described in the Report, during the Review Period, the Fund’s LRMP was operating effectively and adequately with respect to the Portfolio and has been effectively implemented during the Review Period.

THE ALGER PORTFOLIOS

100 Pearl Street, 27th Floor

New York, NY 10004

(800) 992-3863

www.alger.com

Investment Manager

Fred Alger Management, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Distributor

Fred Alger & Company, LLC

100 Pearl Street, 27th Floor

New York, NY 10004

Transfer Agent and Dividend Disbursing Agent

UMB Fund Services, Inc.

235 W. Galena Street

Milwaukee, WI 53212

Custodian

Brown Brothers Harriman & Company

50 Post Office Square

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

30 Rockefeller Plaza

New York, NY 10112

This report is submitted for the general information of the shareholders of Alger Mid Cap Growth Portfolio. It is not authorized for distribution to prospective investors unless accompanied by an effective Prospectus for the Portfolio, which contains information concerning the Portfolio’s investment policies, fees and expenses as well as other pertinent information.

ALGER

Inspired by Change, Driven by Growth.

PRINTED WITH SOYINK

Printed on recycled paper

MidCapAR

ITEM 2.	CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.

(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)	The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.

(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the Registrant determined that Charles F. Baird, Jr. is an audit committee financial expert (within the meaning of that phrase specified in the instructions to Form N-CSR) on the Registrant’s audit committee.  Mr. Baird is an “independent” trustee – i.e., he is not an interested person of the Registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the Registrant, other than in his capacity as Trustee.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees:
December 31, 2023	$21,800
December 31, 2022	$32,000

b) Audit-Related Fees: NONE

c) Tax Fees for tax advice, tax compliance and tax planning:
December 31, 2023	$4,300
December 31, 2022	$5,386

d) All Other Fees:
December 31, 2023	$3,304
December 31, 2022	$4,565

Other fees include a review and consent for Registrant’s registration statement filing and a review of the semi-annual financial statements.

e) 1) Audit Committee Pre-Approval Policies And Procedures:

Audit and non-audit services provided by the Registrant’s independent registered public accounting firm (the “Auditors”) on behalf the Registrant must be pre-approved by the Audit Committee.  Non-audit services provided by the Auditors on behalf of the Registrant’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser must be pre-approved by the Audit Committee if such non-audit services directly relate to the operations or financial reporting of the Registrant.

   2) All fees in item 4(b) through 4(d) above were approved by the Registrants’ Audit Committee.

f) Not Applicable

g) Non-Audit Fees:

December 31, 2023	$260,680	€105,649
December 31, 2022	$300,142	€99,042

h) The audit committee of the board of trustees has considered whether the provision of the non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control, with the adviser that provides ongoing services to the registrant that were not approved pursuant to (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6.	INVESTMENTS.

(a) A Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 9.   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this document.

(b) No changes in the Registrant’s internal control over financial reporting occurred during the Registrant’s second fiscal half-year that materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

ITEM 13.	EXHIBITS.

(a)	(1)	Code of Ethics as Exhibit 99.CODE ETH

	(a)	(2) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(a) under the Investment Company Act of 1940 are attached as Exhibit 99.CERT

(b) Certifications of principal executive officer and principal financial officer as required by rule 30a-2(b) under the Investment Company Act of 1940 are attached as Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Alger Portfolios
Alger Mid Cap Growth Portfolio

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date:  February 21, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hal Liebes

Hal Liebes
Principal Executive Officer

Date:  February 21, 2024

By:	/s/ Michael D. Martins

Michael D. Martins
Principal Financial Officer

Date:  February 21, 2024